           Cao Tian Cosmetic Holdings Limited and Subsidiaries


                  Unaudited Interim Financial Statements



                                   Contents
                                   --------

                                                                   Pages
                                                                   -----

Accountant's Disclaimer of Opinion                                    1


Unaudited Statements of Income and Expenses for the
three months ended December 31, 1996 and 1995                         2


Unaudited Balance Sheets as of December 31, 1996, and
September 1995                                                        3


Unaudited Statements of Cash Flows for the three months
ended December 31, 1996, and 1995                                     4


Notes to the unaudited interim financial statements                  5-8

                                                          Unaudited


                                 LEE & BERG
                      CERTIFIED PUBLIC ACCOUNTANTS
---------------------------------------------------------------------------
U S Address: 16 Soundview Road, Glen Cove, New York 11542, U.S.A.
          Tel: (718) 274-8375      Fax: (718) 274-8453

Hong Kong Office:  Room 1003, 39 Chatham Road South, TST, Kowloon, Hong Kong
          Tel: (852)2882-5699, 2301-4388    Fax (852) 2504-5336
----------------------------------------------------------------------------


                    Accountants Disclaimer of Opinion


Cao Tian Cosmetic Holdings Limited
Stockholders and Board of Directors



   We have made a review of the balance sheet of Cao Tian Cosmetic Holdings Limited as of December 31, 1996, which is the end of the first quarter of the 1997 fiscal year, and the related statements of income and expenses, and cash flows for the three-month period then ended, in accordance with standards established by the American Institute of Certified Public Accountants. The Company's 1997 fiscal year starts on October 1, 1996 and ends on September 30, 1997. These interim financial statements are the responsibility of the Company's management.

   A review of interim financial information consists principally of obtaining an understanding of the system for the preparation of interim financial information, applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

   On the basis of our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.




/s/ Lee & Berg CPAs, LLP
Lee & Berg CPAs, LLP
Glen Cove, New York
March 20. 1997



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             Cao Tian Cosmetic Holdings Limited and Subsidiaries

                Unaudited Statements of Income and Expenses

             For the Quarter ended December 31, 1996 and 1995


                                                 December 31   December 31
                                                    1996           1995
                                              ------------------------------

Sales                                            $5,701,384      $4,536,673
Cost of sales                                     3,880,591       3,256,536
                                              ------------------------------
Gross profit                                      1,820,793       1,280,137
Selling expenses                                    540,727         314,431
General & administration expenses                   249,641         171,448
                                              ------------------------------
Operating profit                                  1,030,425         794,258
Financial expenses                                  167,879         105,173
Other Income / (expense)                            227,234         (27,193)
                                              ------------------------------
Income before tax                                 1,089,780         661,892
Tax (Note 3)                                        163,467          99,284
                                              ------------------------------
Net Income                                         $926,313        $562,608
                                              ==============================





The notes on pages 5 to 8 form an integral part of these financial statements.


                                    Page 2


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                                                                  Unaudited

            Cao Tian Cosmetic Holdings Limited and Subsidiaries

                         Unaudited Balance Sheets

              For the Quarter Ended December 31, 1996 and 1995

Assets                                           December 31   December 31
                                                    1996          1995
                                              ------------------------------
Current assets
  Cash and cash equivalents (Note 2)                 $65,568      $146,693
  Accounts receivable (Net)(Note 2)                4,101,255     2,275,856
  Inventories loss allowances (Notes 2,4)          1,788,080     2,651,750
  Deposits, other receivables                        667,591        20,220
                                              ------------------------------
Total current assets                               5,822,494     5,094,519

Fixed assets (Note 2)
  Land & buildings                                10,357,446     9,106,764
  Machine & others                                 2,441,191     2,062,952
Less: Acc depreciation                             1,797,772     1,127,675
                                              ------------------------------
Fixed assets (net)                                11,000,865    10,042,041

Other Assets
  Construction in Progress (Note 2)                   75,615       417,687
                                              ------------------------------
Total assets                                     $17,698,974   $15,554,247
                                              ==============================


Liabilities & owners' equity

Current liabilities
  Short term loans (Note 5)                       $3,703,071    $3,358,759
  Other payables                                   3,240,844     2,274,757
                                              ------------------------------
Total current liabilities                          6,943,915     5,633,516

Minority interest                                    341,501       128,879
Long Term Liabilities                              1,474,012     1,888,192
                                              ------------------------------
Total Liabilities                                  8,759,428     7,650,587

Owners' equity
  Stock (Note 6)                                   7,481,695     7,481,695
  Retained earnings                                1,457,851       421,965
                                              ------------------------------
Total owners' equity                               8,939,546     7,903,660


Total Liabilities                             ------------------------------
and Owners' Equity                               $17,698,974   $15,554,247
                                              ==============================



The notes on pages 5 to 8 form an integral part of these financial statements.

                                                                  Unaudited

            Cao Tian Cosmetic Holdings Limited and Subsidiaries

                    Unaudited Statements of Cash Flows

              For the Quarter Ended December 31, 1996 and 1995

                                                December 31   December 31
                                                    1996          1995
                                              ------------------------------
Cash flows from operating activities:
  Net income                                        $926,313      $562,608
  Depreciation                                       670,097       557,518
                                              ------------------------------
                                                   1,596,410     1,120,126

Changes in operating assets and liabilties:
  Accounts receivable                             (1,825,399)      193,664
  Deposits, prepayments and other receivables       (647,371)       76,379
  Inventories (net)                                  863,670        (9,505)
  Other payable and charges                          965,087    (1,210,732)
  Minority interest                                  212,622        38,665
  Long term liabilities                             (414,180)    1,526,746
                                              ------------------------------
  Subtotal                                          (844,571)      615,217
Cash flows from investing activities:
  Land, buildings, machinery & other acquired (net) (958,824)   (5,159,242)
  Construction in progress                           342,072      (105,582)
                                              ------------------------------
  Subtotal                                          (616,752)   (5,264,824)
Cash flows from financing activities:
  Proceeds from bank loans                           344,312       915,205
  Repayments of bank loans                                 0             0
  Capital increase                                         0     3,200,190
  Profit distribution                               (560,524)     (575,673)
                                              ------------------------------
  Subtotal                                          (216,212)    3,539,722
                                              ------------------------------
Total cash increase                                  (81,125)       10,241
Cash and cash equivalents at beginning of
  the period (October 1)                             146,693       138,452
Cash and cash equivalents at end of the
  period (December 31)                                65,568       146,693
                                              ------------------------------
Net increase in cash and cash equivalents           ($81,125)      $10,241
                                              ==============================


The notes on pages 5 to 8 form an integral part of these financial statements.

Cao Tian Cosmetic Holdings Limited
Notes to the unaudited interim financial statements - December 31, 1996

1.  General

Cao Tian Cosmetic Holdings Limited (called CTC Holdings Limited) is a leader in the cosmetic industry in the People's Republic of China (PRC). The Company was founded by Mr. Paul K. Tso and his family members under the name CTC Holdings Limited in 1992. Mr. Paul Tso is a British Hong Kong entrepreneur, who devoted all his energy in developing PRC's cosmetic industry.

The Company is a Sino-foreign equity joint venture incorporated in PRC with headquarters located in Shanghai, the largest city in China. The Company engages in the manufacture and sale of cosmetic products and cosmetic related chemical ingredients. Products are also being sold to other Asian countries to meet the growing demand of personal beauty care needs.

The Company has two (2) main factories. One is located in the Pu Dong District of Shanghai (called CTC), which manufactures various cosmetic products, including skin care cream, perfumes, shampoo, lipsticks, and tonics. The other factory located at Zang Zha Gang Township, , 60 miles away from Shanghai (called ZAAF). ZAAF manufactures cosmetic ingredients including Igepon A, Igepon T-12, ASEA, cleanser, softener, and other chemical by-products. Currently the Company employs approximately 500 staff and workers. The Company has established 27 regional marketing offices in PRC for its sales and distribution network. It also has real estate investments in Macao, and Shanghai. The Company also maintains a marketing office in Hong Kong for overseas sales.

The Company has signed an agreement with a French cosmetic company; Innopharm S.A.R.L., to manufacture and distribute KORI beauty cream and other products for the PRC market.

To anticipate growing market demand, the Company has strengthened its management team and invited a senior executive from a well-known Hong Kong public listed company, to be its shareholder and President. The new President will be responsible for the receipt of international ISO-9002 quality certificates in 1997.


2.  Principal Accounting Policies

(a)  Property, plant and equipment

Fixed assets are recorded at cost. Depreciation is calculated to write off their cost (after deducting the scrap value) on the straight line basis over their expected useful lives. The useful lives used for this purpose are:

      Buildings                         30 years
      Machinery, equipment and others    8 years

Cao Tian Cosmetic Holdings Limited
Notes to the unaudited financial statements - December 31, 1996

2  Principal Accounting Policies (cont'd)

(b)  Inventories

Inventories are stated at the lower of cost or market value. Cost includes direct materials, direct labor and an appropriate proportion of manufacturing overhead. (Refer to Note 4 for details)

(c)  Accounts Receivable

A provision has been made against accounts receivable to the extent which they are considered to be doubtful. Provisions for Bad debts in the amount of $49,872 and $36,527 were made for the first quarter's of the fiscal year of 1997 and 1996. Accounts receivable on the balance sheet are stated net of such provisions.

(d)  Foreign Currency Translation

The company maintains its books and records in PRC currency (RMB) and translates the RMB currency into United States dollars. Foreign currency transactions are translated into United states dollars at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at the applicable rates prevailing at the balance sheet date. Exchange differences resulting from the above translation policy are included in the statement of income.

(e)  Income Taxes

Current income tax is provided at the applicable tax rates on the estimated taxable income of the company determined in accordance with the relevant imcome tax laws and regulations pertinent to Sino-foreign joint venture companies.

Deferred income taxes are provided using the liability method under Statement of Financial Accounting Standards No. 109. "Accounting for Income Taxes". Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement basis of assets and liabilities. The tax consequences of these differences are classified as current or non-current based on the classification of the related asset or liability for financial reporting.

(f)  Cash and Cash Equivalents

Cash and short-term highly liquid investments which are readily convertible into cash and have an original maturity of three months or less at the date of acquisition, are classified as cash and cash equivalents.

Refer to report on page 1

Cao Tian Cosmetic Holdings Limited
Notes to the unaudited interim financial statements - December 31, 1996

2  Principal Accounting Policies (cont'd)

(g)  Banking Practice

It is a general banking practice in PRC that banks grant loans to customers on a revolving basis. Normally, each loan term is for a period of less than one year. (Refer to Note 5)

(h) Due to market demand, Company has been in expansion mode by building office. Construction when completed is re-classified as a building under Fixed assets.

(i)  Basis of Consolidation

The accompanying consolidated financial statements include the accounts of CTC and its subsidiary ZAAF. CTC owns 90% of ZAAF. For the consolidated financial statements purposes, all significant inter company balances and transactions have been eliminated in the consolidation. ZAAF's 10% minority interest in CTC is disclosed as a liability and the related profit is deducted as other expenses, which is in accordance with FASB-94.

(j)  Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(k)  Revenue Recognition

Product sales revenue is recognized upon transfer of title to goods.

(l) Fiscal Year

The Company adopts the fiscal year which ends on September 30 for its financial reporting purposes. The first quarter of 1997 operates from October 1 to December 31 of 1996.

3  Income Tax

In accordance with the relevant income tax laws applicable to foreign joint venture companies established in the PRC, the company is entitled to full exemption from income tax for two years from the first profit-making year of operations, followed by 50% reduction in tax rate for the next three years.

In the first quarter of fiscal year 1997, the company has recorded a 15% tax (50% of 30% of tax rate) for income tax purposes. The company is also exempt from paying the local tax of 3% on the taxable income for the period.


Refer to report on page 1

Cao Tian Cosmetic Holdings Limited
Notes to the unaudited interim financial statements - December 31, 1996

4  Inventories

In addition to the information stated in the Note 2(b), the components of inventories are as follows.

                                   Decembre 31   December 31
                                          1996          1995
                                          ----          ----
     Raw materials                  $1,225,468    $1,203,802
     Work in process                    60,553       240,964
     Finished goods                    502,059     1,206,984
                                    ----------    ----------
                                    $1,788,080    $2,651,750


5  Short Term Bank Loans

For interest rate control purposes, it is the PRC banking practice to give customer loans for a period normally less than one year. However, the loan upon maturity can be automatically rolled-over on a revolving basis in the following year, upon re-application of the same loans.


6  Stock

There are 200,000,000 shares of common stock with par value US$.10/share authorized, and 74,816,950 shares are issued in the first quarter's of fiscal year 1997 and 1996.


7  Commitments and Contingencies

(a)  The company owns its buildings and therefor has no rental commitments.

(b) Some of the export sales, less than 10% of total ZAAF sales, are made through government agencies: the import and export companies. The percentage of export sales through government export agencies is being reduced, because of the companies own marketing effort. This is being done by the establishment of a sales office in Hong Kong.


8  Infomation by Industry Segment and Geographic Region.

Currently, all of the company's sales are made in Asia with a majority of these sales in the PRC. Although products made by the ZAAF factory are intended as CTC raw material, some ZAAF by-products are sold to the PRC chemical industry or exported. Management has signed contracts in the amount of US$3 millions for cosmetics with three Southeast Asian dealers for export of the company's cosmetics to Malaysia, Thailand and Singapore in October and November 1996. Management has advised that export sales are expected to increase in the coming years.


9  Related Party Transactions

All related party transactions are reviewed and disclosed in accordance with FASB-57.


Refer to report on page 1